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                                                                    Exhibit 10.8
                             EQUITY MARKETING, INC.
                                FOURTH AMENDMENT
                               TO CREDIT AGREEMENT

                This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AGREEMENT") is dated as of October 15, 2003 and entered into by and among Equity Marketing, Inc., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS") and Bank of America, N.A., as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of April 24, 2001, as amended by that certain First Amendment dated as of November 14, 2001, that certain Second Amendment dated as of February 8, 2002 and that certain Third Amendment and Waiver to Credit Agreement dated as of September 30, 2002 (as so amended, the "CREDIT AGREEMENT"), by and among Company, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                WHEREAS, Company and Lenders desire to amend the Credit Agreement as set forth below; and

                NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

        SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

                1.1 AMENDMENTS TO SECTION 1: DEFINITIONS AND ACCOUNTING TERMS

                Section 1.01 of the Credit Agreement is hereby amended by deleting the paragraph setting forth the defined term "Consolidated EBITDA" in its entirety and substituting the following therefor:

                "Consolidated EBITDA" means, for any period, for Borrower and its Subsidiaries on a consolidated basis, an amount equal to (A) the sum of (i) Consolidated Net Income, (ii) Consolidated Interest Charges, (iii) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, (iv) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (v) the amount of any expense for restricted stock units or restricted shares granted under the Borrower's equity-based compensation plans deducted in determining Consolidated Net Income, and (vi) any extraordinary losses or non-recurring charges not requiring the expenditure of cash decreasing Consolidated Net Income (but not including such non-cash losses or charges for such period that will give rise to cash expenditures in the future), minus (B) any extraordinary gains or non-recurring items increasing Consolidated Net Income.

                1.2 AMENDMENTS TO SECTION 2: THE COMMITMENTS AND EXTENSIONS OF CREDIT


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                Section 2.03(a) of the Credit Agreement is hereby amended by deleting the second paragraph of such Section 2.03(a) in its entirety and substituting the following therefor:

                        "Subject to subsection (f) below and unless consented to
                by Issuing Lender and Required Lenders, no Letter of Credit may expire more than 18 months after the date of its issuance or last renewal. If any Letter of Credit of Usage remains outstanding after the Maturity Date, Borrower shall, not later than the Maturity Date, deposit cash in an amount equal to such Letter of Credit Usage in a Letter of Credit Cash Collateral Account."

                1.3 AMENDMENTS TO SECTION 7: NEGATIVE COVENANTS

                Section 7.12 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                        "(a) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter set forth below to be less than the correlative ratio set forth below:

        FISCAL QUARTER ENDING ON              FIXED CHARGE COVERAGE RATIO
        ------------------------              ---------------------------
        December 31, 2001                            1.30:1.00
        March 31, 2002                               1.30:1.00
        June 30, 2002                                1.30:1.00
        September 30, 2002                           1.30:1.00
        December 31, 2002                            1.50:1.00
        March 31, 2003                               1.50:1.00
        June 30, 2002                                1.50:1.00
        September 30, 2003                           1.30:1.00
        December 31, 2003                            1.40:1.00
        March 31, 2004 and each                      1.50:1.00"
        Fiscal Quarter thereafter

        SECTION 2. COMPANY'S REPRESENTATIONS AND WARRANTIES

                In order to induce Lenders to enter into this Agreement and thereby amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

                2.1 CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Agreement (as so amended, the "AMENDED AGREEMENT").

               2.2 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Agreement and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.


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                2.3 BINDING OBLIGATION. This Agreement and the Amended Agreement
are, together, the legal, valid and binding obligation of Company, enforceable against it in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles, and any instrument or agreement required hereunder or by the Amended Agreement, in each case, when executed and delivered, will be similarly valid, binding and enforceable.

                2.4 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are true, correct and complete in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                2.5 ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of this Agreement that would constitute an Event of Default or a Default.

        SECTION 3. MISCELLANEOUS

                3.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.


                (A) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other documents entered pursuant to the Credit Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                (B) Except as specifically amended by this Agreement, the Credit Agreement and the other documents entered pursuant to the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                (C) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

                3.2 HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                3.3 CALIFORNIA LAW. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of California, without regard to conflicts of laws principles.

                3.4 COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple


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separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective as of September 30, 2003 (the "EFFECTIVE DATE") upon the execution of a counterpart hereof by Company and Required Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]


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                IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        COMPANY:

                                        EQUITY MARKETING, INC.

                                        By:
                                           -------------------------------------
                                           Name: Teresa L. Tormey
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary


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                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent



                                        By:
                                           -------------------------------------
                                           Name: Ken Puro
                                           Title: Vice President


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                                        BANK OF AMERICA, N.A., as Lender,
                                        Swing Line Lender and Issuing Lender

                                        By:
                                           -------------------------------------
                                           Name: Robert W. Troutman
                                           Title: Senior Vice President


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